VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                         ITEM 77(O) 10F-3 TRANSACTIONS
                        MAY 1, 2008 -- OCTOBER 31, 2008


                                                                    Amount of      % of
                                        Offering      Total          Shares      Offering   % of Funds
   Security     Purchase/    Size of    Price of    Amount of       Purchased    Purchased     Total                     Purchased
   Purchased    Trade Date  Offering     Shares      Offering        by Fund      by Fund     Assets       Brokers         From
   ---------    ----------  --------     ------      --------        -------      -------     ------       -------         ----
  Sacramento    05/30/08      -        $105.55     $521,730,000    $4,960,000      0.95%       0.97%      Goldman,     Goldman Sachs
   Municipal                                                                                              Sachs &
    Utility                                                                                               Co.,
   District                                                                                               Merrill
                                                                                                          Lynch &
                                                                                                          Co., JP
                                                                                                          Morgan,
                                                                                                          E.J. De La
                                                                                                          Rosa & Co.,
                                                                                                          Inc., M.R.
                                                                                                          Beal &
                                                                                                          Company,
                                                                                                          Morgan
                                                                                                          Stanley,
                                                                                                          Ramirez &
                                                                                                          Co., Inc.


 Bay Area Toll  08/07/08       -        $98.45     $707,730,000    $3,000,000      0.42%       0.63%       Morgan,       Citigroup
   Authority                                                                                               Citi,
   5.00% due                                                                                               Merrill
  04/01/2039                                                                                               Lynch &
                                                                                                           Co., Lehman
                                                                                                           Brothers,
                                                                                                           Morgan
                                                                                                           Stanley,
                                                                                                           Stone &
                                                                                                           Youngberg
                                                                                                           LLC, Banc
                                                                                                           of America
                                                                                                           Securities
                                                                                                           LLC, De La
                                                                                                           Rosa & Co.,
                                                                                                           Inc.,
                                                                                                           Goldman,
                                                                                                           Sachs &
                                                                                                           Co.,
                                                                                                           Siebert
                                                                                                           Brandford
                                                                                                           Shank &
                                                                                                           Co., LLC